UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2013

Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA		82605
(Address of principal executive offices)		(Zip Code)

(604)-689-1659

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 6, 2013, Uranerz Energy Corporation (the “Registrant”, “us” or “our”) entered into a warrant indenture (the “Warrant Indenture”) with Corporation Stock Transfer, Inc., as warrant agent (the “Warrant Agent”) for certain of the Registrant’s warrants issued in a public offering (the “Offering”) of 8,550,000 units of the Registrant (the “Units”) in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-176505) (the “Registration Statement”), including a base prospectus dated October 3, 2011, as supplemented by a prospectus supplement dated August 27, 2013, and in each of the provinces of Canada, except Quebec, pursuant to a multi-jurisdictional disclosure system (“MJDS”) base prospectus dated October 4, 2011 and an MJDS prospectus supplement dated August 27, 2013. Each Unit consists of one share of common stock, $0.001 par value per share, and one-half of one common share purchase warrant, at a price per Unit of $1.17. Each whole warrant (“Warrant”) is exercisable to purchase one additional share of common stock of the Registrant at a price of $1.60 per share of common stock, subject to adjustment and early termination, for a period of 30 months following the closing of the Offering.

The Warrant Indenture provides for the terms and conditions governing the Warrants. In material part, the Warrant Indenture provides that, in the event that the Registrant’s shares of common stock trade in the United States at a closing price of greater than $2.75 per share for a period of 20 consecutive trading days at any time following the closing of the Offering, we may accelerate the expiry date of the Warrants by giving notice via a press release to the holders thereof and in such case the Warrants will expire on the 30th day after the date on which such notice is given by us.

Further, the Warrant Indenture provides for adjustment in the number of shares of our common stock issuable upon the exercise of the Warrants and/or the exercise price per share of common stock upon the occurrence of certain events. The Warrant Indenture also provides for adjustment in the class and/or number of shares of common stock issuable upon the exercise of the Warrants and/or exercise price per share of common stock in the event of other certain events, including re-classification, consolidation, amalgamation, arrangements, merger, or all or substantially all of the Registrant’s assets or property.

This summary of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture filed herewith as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure

On September 6, 2013, the Registrant issued a press release announcing the closing of the Offering. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Warrant Indenture, dated September 6, 2013*

99.1	Press Release, dated September 6, 2013**

*	The foregoing exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-176505), filed with the United States Securities and Exchange Commission (the “SEC”) on August 25, 2011, as amended September 28, 2011 and declared effective on October 3, 2011, pursuant to the United States Securities Act of 1933, as amended.
**	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: September 6, 2013	By:	/s/ “Sandra R. MacKay”
Sandra R. MacKay
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant Indenture, dated September 6, 2013*

99.1	Press Release, dated September 6, 2013**

*	The foregoing exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-176505), filed with the SEC on August 25, 2011, as amended September 28, 2011 and declared effective on October 3, 2011, pursuant to the United States Securities Act of 1933, as amended.
**	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.